UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 22, 2007

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



      North Carolina                    1-13408                56-1362926
      (State or Other           (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)



                5949 Sherry Lane, Suite 1050, Dallas, Texas       75225
               (Address of Principal Executive Offices)         (Zip Code)


        Registrant's Telephone Number, Including Area Code (214) 378-8992



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. Other Events

         On May 22, 2007, Digital Recorders, Inc. announced that its Mobitec AB subsidiary in Sweden has entered into a 51 percent joint venture with Cast Master Enterprise Private Ltd. of New Delhi to produce, sell, and service Mobitec(R) electronic destination sign systems for India's transit market and selected other markets in that region.

Item 7.01. Regulation FD Disclosure

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits

(a) Exhibits.

         99.1     Press release dated May 22, 2007.



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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       DIGITAL RECORDERS, INC.



Date: May 22, 2007     By:      /s/ STEPHEN P. SLAY
                                ----------------------------------------------
                                Stephen P. Slay
                                Vice President, Chief Financial Officer,
                                Secretary and Treasurer




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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99.1     Press release dated May 22, 2007.